UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

Commission file no. 333-133184-12

Neiman Marcus Group LTD LLC

(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Marcus Square 1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

To the extent applicable, the disclosures in Item 7.01 below are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Beginning on or around October 24, 2018, Neiman Marcus Group LTD LLC (the “Company”) engaged in confidential discussions and negotiations under separate Confidentiality Agreements (the “Confidentiality Agreements”) with (i) holders (the “Noteholders”) of a material portion of the Company’s unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “PIK Toggle Notes”) and the Company’s unsecured 8.000% Senior Cash Pay Notes due 2021 (together with the PIK Toggle Notes, the “Notes”), and (ii) holders (the “Term Lenders”) of a material portion of the loans (the “Term Loans”) under the Company’s term loan credit facility, in each case regarding a potential strategic transaction to enhance the Company’s capital structure.

As part of such discussions and negotiations, on October 24, 2018, the advisers to the Noteholders made a proposal to the Company (the “Noteholder Proposal”) and, on October 29, 2018, the advisers to the Term Lenders made a proposal to the Company (the “Term Lender Proposal”), in each case in response to a prior proposal by, and at the request of, the Company.  On November 13, 2018, the Company made a presentation and a counter-proposal (the “Company Proposal”) to the Noteholders.  On November 16, 2018, the Company made a presentation and the Company Proposal to the Term Lenders.

As of November 30, 2018, the Company, the Noteholders and the Term Lenders had not reached an agreement with respect to the material terms of the Noteholder Proposal, the Term Lender Proposal, the Company Proposal or any other strategic transaction.  If opportunities are favorable or are otherwise available on acceptable terms, the Company intends to seek to refinance, exchange, amend the terms of the Notes and/or Term Loans or issue or incur additional debt, and may continue to engage with existing and prospective holders of its Notes and/or Term Loans in connection with such matters, including by pursuing and/or effecting any transaction contemplated by the foregoing proposals or a similar strategic transaction.  Although the Company is actively pursuing opportunities to improve its capital structure, some or all of the foregoing potential transactions or other alternatives may not be pursued by the Company, may not be available to it or may not be announced in the foreseeable future or at all. If the Company is unable to complete such a transaction or other alternative, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially and adversely affected.

In accordance with the Confidentiality Agreements, the Company is making disclosure herein of certain information (including certain material non-public information) provided to the Noteholders, the Term Lenders and their respective financial and legal advisers (the “Cleansing Material”) in connection with the above referenced discussions and negotiations.  The Cleansing Material is attached in Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the foregoing, the Company is also disclosing to the Noteholders and the Term Lenders certain preliminary estimates on page 16 of the Cleansing Materials as of and for the three months ended October 27, 2018, which are based on the most current information available to management as of the date of this current report.

The Company has included statements in this current report that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this current report for reasons, among others, including (i) the ability of the Company to effect the transactions described in the Noteholder Proposal, the Term Lender Proposal or the Company Proposal, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) those reasons discussed in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2018. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Cleansing Materials include financial measures, including Adjusted EBITDA, calculated other than in accordance with U.S. generally accepted accounting principles.  The Company uses Adjusted EBITDA to monitor and evaluate the performance of its business and believes the presentation of this measure enhances investors’ ability to analyze trends in its business and evaluate its performance relative to other companies in its industry. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, further adjusted to eliminate the effects of items management does not believe are representative of the Company’s ongoing performance.  Adjusted EBITDA should not be considered as an alternative to operating earnings or net loss as a measure of operating performance. In addition, Adjusted EBITDA is not presented as and should not be considered as an alternative to cash flows as a measure of liquidity.  Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP.

The information disclosed in Item 2.02 and this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description
99.1	Cleansing Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date: November 30, 2018	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary